Leases and Other Commitments (Notes)	3 Months Ended
Mar. 31, 2016
Leases [Abstract]
Commitments Disclosure [Text Block]
17. Leases and Other Commitments
We have commitments under various operating leases with initial terms greater than one year for retail convenience stores, office space, warehouses, cardlocks, railcars and other facilities, some of which have renewal options and rent escalation clauses. These leases have terms that will expire on various dates through 2040. We expect that in the normal course of business, these leases will be renewed or replaced by other leases. Certain of our lease agreements provide for the fair value purchase of the leased asset at the end of the lease. Rent expense for operating leases that provide for periodic rent escalations or rent holidays over the term of the lease and for renewal periods that are reasonably assured at the inception of the lease are recognized on a straight-line basis over the term of the lease.
In the normal course of business, we also have long-term commitments to purchase products and services, such as natural gas, electricity, water and transportation services for use by our refineries and logistic assets at market-based rates. We are also party to various refined product and crude oil supply and exchange agreements.
Under a sulfuric acid regeneration and sulfur gas processing agreement with The Chemours Company FC, LLC (“Chemours”), Chemours constructed and operates two sulfuric acid regeneration units on property we leased to Chemours within our El Paso refinery. Our annual estimated cost for processing sulfuric acid and sulfur gas under this agreement is $15.7 million through March of 2028.
In November 2007, we entered into a ten-year lease agreement for office space in downtown El Paso, Texas. The building serves as our headquarters. In December 2007, we entered into an eleven-year lease agreement for an office building in Tempe, Arizona. The building centralized our operational and administrative offices in the Phoenix area.
We are party to 38 capital leases, with initial terms of 20 years, expiring in 2017 through 2036. The current portion of our capital lease obligation of $1.1 million and $1.0 million is included in accrued liabilities and the non-current portion of $53.2 million and $53.2 million is included in lease financing obligations in the accompanying Condensed Consolidated Balance Sheets as of March 31, 2016 and December 31, 2015, respectively. The capital lease obligations include a deferred gain of $2.2 million.
These capital leases were discounted using annual rates of 3.24% and 10.51%. Total remaining interest related to these leases was $43.5 million and $44.1 million at March 31, 2016 and December 31, 2015, respectively. Average annual payments, including interest, for the next five years are $5.2 million with the remaining $70.9 million due through 2036.
The following table presents our future minimum lease commitments under capital leases and non-cancelable operating leases that have lease terms of one year or more (in thousands) as of March 31, 2016:

	Operating	Capital
Remaining 2016	$43,908	$3,859
2017	52,828	5,060
2018	49,495	5,084
2019	44,407	5,195
2020	40,218	5,386
2021 and thereafter	340,046	70,941
Total minimum lease payments	$570,902	95,525
Less amount that represents interest		43,476
Present value of net minimum capital lease payments		$52,049

Total rental expense was $17.7 million and $15.9 million for the three months ended March 31, 2016 and March 31, 2015, respectively. Contingent rentals and subleases were not significant in any period.